                            CERTIFICATE OF AMENDMENT

                                       OF

                      RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                                SWAPIT.COM, INC.

         In order to further amend its Restated Certificate of Incorporation, SwapIt.com, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), whose original Certificate of Incorporation was filed with the Secretary of State as of October 28, 1999, which Certificate of Incorporation was restated and amended by a Restated Certificate of Incorporation filed with the Secretary of State as of November 23, 1999, which Restated Certificate of Incorporation was subsequently amended by a Certificate of Amendment filed with the Secretary of State as of December 15, 1999, and by a Certificate of Amendment filed with the Secretary of State as of January 20, 2000, DOES HEREBY CERTIFY AS FOLLOWS:

FIRST: That by a unanimous written consent of the Board of Directors of SWAPIT.COM, INC., dated as of August 18, 2000, resolutions were duly adopted setting forth a proposed amendment of the Restated Certificate of Incorporation, as amended, of said corporation, and submitting said amendment to the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is a follows:

         RESOLVED:    To recommend to the stockholders for approval as being in
                      the best interest of the Corporation that the Restated
                      Certificate of Incorporation of the Corporation, as amended, be further amended by the filing of a Certificate of Amendment (the "Certificate") pursuant to Section 241 of the Delaware General Corporation law for the purposes of effecting changes to Article FOURTH in order to i) increase the number of shares of Common Stock and Preferred Stock that this Corporation shall have authority to issue, ii) designate two new series of Preferred Stock known respectively as the Series B Convertible Preferred
                      Stock (the "Series B Stock") and the Series C Convertible
                      Preferred Stock (the "Series C Stock"), and iii) amend the designations of the Corporation's Series A


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                      Convertible Preferred Stock (the "Series A Stock") as
                      necessary to establish the relative dividend, liquidation and other rights and preferences of the Series A Stock, the Series B Stock and the Series C Stock, as well as to correct certain existing scriveners errors, all as is set forth in the form of Certificate affixed to this Consent as Exhibit A, a copy of which shall be submitted to the stockholders for their review and consideration.

SECOND: That the stockholders of the Corporation thereafter approved the same amendment by a written consent of the majority of each class and series of the outstanding capital stock of Corporation entitled to vote thereon in accordance with the provisions of the Corporation's Restated Certificate of Incorporation, as amended, it's By-laws and Sections 228 and 242 of the General Corporation Law of the State of Delaware.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: That said Exhibit A is attached hereto in its entirety and incorporated herein.

         IN WITNESS WHEREOF, said SWAPIT.COM, INC., has caused this certificate to be signed by Thomas C. Rauker, its Treasurer and Chief Financial Officer, and Joseph P. McNamara, its Assistant Secretary, this 22nd day of August, 2000.


                                           By:____________________________
                                               Thomas C. Rauker,
                                               Its Treasurer and Chief Financial
                                               Officer



Attest:________________________
        Joseph P. McNamara,
        Its Assistant Secretary

                                    EXHIBIT A

         FOURTH. The total number of shares of all classes of capital stock which this corporation shall have authority to issue is Twenty Three Million (23,000,000) shares, consisting of Thirteen Million Five Hundred Thousand (13,500,000) shares of Common Stock with par value per share of One-Tenth of One Cent ($0.001) (the "Common Stock") and Nine Million Five Hundred Thousand (9,500,000) shares of Preferred Stock with par value per share of One-Tenth of One Cent ($0.001) (the "Preferred Stock"). A description of the respective classes of stock and a statement of the designations, preferences, voting powers (or no voting powers), relative, participating, optional or other special rights and privileges and the qualifications, limitations and restrictions of the Common Stock and Preferred Stock are as follows:

A.       COMMON STOCK.

         1. Relative Rights of Preferred Stock and Common Stock. All preferences, voting powers, relative, participating, optional or other special rights and privileges and the qualifications, limitations and restrictions of the Common Stock are expressly made subject and subordinated to those that may be fixed with respect to any shares of the Preferred Stock.

         2. Voting Rights. Except as otherwise required by law or this Restated Certificate of Incorporation, each holder of Common Stock shall be entitled to one vote for each share of Common Stock held by him of record on the books of the Corporation. Except as otherwise required by law or the provisions of this Article FOURTH, the holders of Common Stock and the holders of each series of Preferred Stock shall vote together as a single class on all matters submitted to stockholders for a vote.

         3. Dividends. Subject to the preferential rights of the Preferred Stock, if any, and except as otherwise restricted by this Certificate of Incorporation, the holders of Common Stock shall be entitled to receive dividends out of funds legally available therefor at such times and in such amounts and in such form as the Board of Directors may determine in their sole discretion.

         4. Liquidation. Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, after the payment or provision for payment of all debts and liabilities of the Corporation and all preferential amounts to which the holders of the Preferred Stock are entitled with respect to the distribution of assets in liquidation pursuant to this Article FOURTH, the holders of Common Stock shall be entitled to share ratably in the assets of the Corporation available for distribution.

B.       PREFERRED STOCK

         The Preferred Stock may be issued in one or more series at such time or times and for such consideration or considerations as the Board of Directors of the Corporation may determine. Each series shall be so designated as to distinguish the shares thereof from the shares of all other series and classes. Except as to the relative preferences, powers, qualifications, rights and privileges set forth herein or which may be determined by the Board of Directors of the Corporation as described below, all shares of Preferred Stock shall be identical. Except as and to the extent otherwise specified herein, different series of Preferred Stock shall not be construed to constitute different classes of shares for the purpose of voting by class.

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         The Board of Directors of the Corporation is expressly authorized by a vote of a majority of the members of the Board of Directors then in office, subject to the limitations prescribed by law and the provisions of this Restated Certificate of Incorporation, as amended from time to time, to provide by adopting a vote or votes, a certificate, which shall be filed in accordance with the General Corporation Law of the State of Delaware, for the issue of the Preferred Stock or one or more classes or series, each with the designations, rights and privileges that shall be stated in the vote or votes creating such classes or series. The authority of the Board of Directors of the Corporation with respect to each such class or series of Preferred Stock shall include, without limitation of the foregoing, the right to determine and fix:

         (i) the distinctive designation of such class or series and the number of shares to constitute such class or series;
         (ii) the rate at which dividends on the shares of such class or series shall be declared and paid, or set aside for payment, whether dividends at the rate so determined shall be cumulative, and whether the shares of such class or series shall be entitled to any participating or other dividends in addition to dividends at the rate so determined, and, if so, on what terms;
         (iii) the right, if any, of the Corporation to redeem shares of the particular class or series and, if redeemable, the price, terms and manner of such redemption;
         (iv) the special and relative rights and preferences, if any, and the amount or amounts per share, which the shares of such class or series shall be entitled to receive upon any voluntary of involuntary liquidation, dissolution or winding up of the Corporation;
         (v) the terms and conditions, if any, upon which shares of such class or series shall be convertible into, or exchangeable for, shares of stock, or any other class or classes, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any;
         (vi) the obligation, if any, of the Corporation to retire or purchase shares of such class or series pursuant to a sinking fund or fund of a similar nature or otherwise, and the terms and conditions of such obligation;
         (vii) voting rights, if any, including special voting rights with respect to the election of directors and matters adversely affecting any such class or series;
         (viii) limitations, if any, on the issuance of additional shares of such class or series or any shares of any other class or series of Preferred Stock; and
         (ix) any other preferences, powers, qualifications, special or relative rights and privileges thereof that the Board of Directors of the Corporation may deem advisable and that are not inconsistent with law and the provisions of this Restated Certificate of Incorporation.

C.       SERIES A CONVERTIBLE PREFERRED STOCK

         1. Number of Shares. The series of Preferred Stock designated and known as "Series A Convertible Preferred Stock" shall consist of Four Hundred Ninety Five Thousand Eight Hundred Ninety Nine (495,899) shares.
         2. Definitions. For purposes of this Section C of Article FOURTH of this Restated Certificate of Incorporation, the following definitions shall apply:
         (a) "Common Stock Dividend" shall mean a stock dividend declared and paid on the Common Stock that is payable in shares of Common Stock.
         (b) "Distribution" shall mean the transfer of cash or property by the Corporation to one or more of its stockholders without consideration regardless

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of whether such transfer is in the form of a dividend or otherwise (except a dividend in shares of Corporation's stock), but not including Permitted Repurchases (as defined below).
         (c) "Dividend Rate" shall mean $0.25 per share, which is eight percent (8%) of the Original Issue Price (as defined below) per share per annum for the Series A Preferred Stock (as defined below).
         (d) "Original Issue Date" shall mean the date on which the first share of Series A Preferred Stock is issued by the Corporation.
         (e) "Original Issue Price" shall mean $3.0752 per share for the Series A Preferred Stock.
         (f) "Permitted Repurchases" shall mean the repurchase by the Corporation of shares of Common Stock held by employees, officers, directors, consultants, independent contractors, advisors, or other persons performing services for the Corporation or a Subsidiary (as defined below) that are subject to a stockholders agreement, restricted stock purchase agreements or stock option agreements under which the Corporation has the option to repurchase such shares: (i) upon the occurrence of certain events, such as the termination of employment or services; or (ii) at any price pursuant to the Corporation's exercise of a right of first refusal to repurchase such shares.
         (g) "Series A Preferred Stock" shall mean the Series A Convertible Preferred Stock.
         (h) "Subsidiary" shall mean any corporation of which at least fifty percent (50%) of the outstanding voting stock is at the time owned directly or indirectly by the Corporation or by one or more of such subsidiary corporations.

         3.       Dividend Rights.
         (a) Dividend Preference. The holders of issued and outstanding Series A Preferred Stock shall be entitled to receive, out of any funds and assets of the Corporation legally available therefor, cumulative dividends at the annual Dividend Rate for the Series A Preferred Stock, (i) pari passu with the holders of any issued and outstanding shares of the Corporation's Series B Convertible Preferred Stock (the "Series B Preferred Stock") and the holders of any issued and outstanding shares of the Corporation's Series C Convertible Preferred Stock (the "Series C Preferred Stock"), the rights, preferences, privileges and restrictions of which are set forth in Sections 4.D and 4.E of Article FOURTH of this Restated Certificate of Incorporation, and (ii) prior and in preference to the payment of any dividend or other Distribution on the Common Stock (other than a Common Stock Dividend) or any class or series of capital stock hereafter created unless, with the consent of the holders of Series A Preferred Stock obtained pursuant to Section 5(f) below, such class or series of capital stock specifically, by its terms, is senior to or pari passu with the Series A Preferred Stock. Such dividends shall accrue on each share of Series A Preferred Stock from the date on which such share of Series A Preferred Stock is issued by the Corporation, and shall accrue on the Original Issue Price from day-to-day until paid, whether earned or declared. Unless the full amount of any accrued and unpaid cumulative dividends accrued on the Series A Preferred Stock shall have been paid or declared in full and a sum sufficient for the payment thereof reserved and set apart, no dividend shall be paid or declared, and no Distribution shall be made, on any Common Stock; provided, however, that this restriction shall not apply to Permitted Repurchases. All dividends shall be paid in cash or in shares of Common Stock (if available for issue) at the election of each holder as follows: A holder shall have the right to demand payment of dividends (i) in Common Stock (valued at the Conversion Price then in effect) as of the beginning of any fiscal year upon thirty (30) days advance

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written notice to the Corporation, or (ii) in cash immediately upon (a) any conversion of the Series A Preferred Stock into Common Stock, (b) any merger following which the shareholders of the Corporation hold less than fifty percent (50%) of the voting power in the surviving entity, (c) the sale of substantially all of the Corporation's assets, or (d) thirty (30) days advance written notice to the Corporation, which notice may only be given subsequent to the second anniversary of the initial issuance of Series A Stock and thereafter on not less than ten (10) days written notice prior to the commencement of a fiscal year of the Corporation. The foregoing notwithstanding, the Corporation shall have no obligation to pay dividends regardless of any demand made hereunder if at the time of such demand sufficient funds and assets of the Corporation are not legally available therefor,
         (b) Participation Rights. If, after dividends in the full preferential amount specified in this Section 3 for the Series A Preferred Stock have been paid or declared and set apart in any calendar year of the Corporation, then any additional dividends declared by the Board out of funds legally available therefor in that calendar year, whether payable in cash, securities of the Corporation or other property, shall be declared pro rata among the holders of the then outstanding Common Stock, the Series A Preferred Stock and any other class or series of stock expressly given such right by this Restated Certificate of Incorporation, as amended, or the Board in accordance with their power and authority under this Restated Certificate of Incorporation, the By-laws and laws of the State of Delaware according to the number of shares of Common Stock held or deemed held by such holders, where, for this purpose, holders of shares of Series A Preferred Stock will be deemed to hold (in lieu of their Series A Preferred Stock) the greatest whole number of shares of Common Stock then issuable upon conversion in full of such shares of Series A Preferred Stock pursuant to Section 6.
         (c) Non-Cash Dividends. Whenever a dividend provided for in this
Section 3 shall be payable in property other than cash, the value of such dividend or Distribution shall be deemed to be the fair market value of such property as determined in good faith by the Board.
         (d) Payment on Conversion. If the Corporation shall have any accrued and unpaid dividends with respect to any Series A Preferred Stock, then immediately prior to, and upon a conversion of any of the Series A Preferred Stock as provided in Section 6, the Corporation shall, subject to the legal availability of funds and assets therefor, pay in cash or Common Stock (or a combination thereof) to the holder of the shares of Series A Preferred Stock being converted the full amount of any dividends accrued and unpaid on such shares. Upon any such conversion, if the Board elects to pay dividends with respect to any Series A Preferred Stock in Common Stock, the Board shall determine in good faith the total fair market value of such shares, equal to the balance of all accrued but unpaid dividends not paid in cash.
         4. Liquidation Rights. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the funds and assets of the Corporation that may be legally distributed to the Corporation's stockholders (the "Available Funds and Assets") shall be distributed to stockholders in the following manner:
         (a) Liquidation Preferences. The holders of each share of Series A Preferred Stock then outstanding shall be entitled to be paid, out of the Available Funds and Assets, an amount per share equal to the Original Issue Price of the Series A Preferred Stock, plus all accrued but unpaid dividends thereon, pari passu with the Series B Preferred Stock and the Series C Preferred Stock and prior and in preference to any payment or distribution (or any setting apart of any payment or distribution) of any Available Funds and Assets on any shares of the Common Stock, or any class or series of capital stock hereafter

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created unless, with the consent of the holders of Series A Preferred Stock obtained pursuant to Section 4(f) below, such class or series of capital stock specifically, by its terms, is senior to or pari passu with the Series A Preferred Stock. If upon any liquidation, dissolution or winding up of the Corporation the Available Funds and Assets shall be insufficient to permit the payment to holders of the Series A Preferred Stock of their full preferential amounts described in this subsection, then all the remaining Available Funds and Assets shall be distributed among the holders of the then outstanding Series A Preferred Stock, Series B Preferred Stock and Series C Preffered Stock, and any other securities ranking pari passu therewith, pro rata in proportion to the amount of stock owned by such holder on an as converted basis.
         (b) Pro Rata Participation Rights. If there are any Available Funds and Assets remaining after the payment or distribution (or the setting aside for payment or distribution) (i) to the holders of the Series A Preferred Stock of their full preferential amounts described above in this Section 4 and (ii) to the holders of the Series B Preferred Stock and Series C Preferred Stock of their full preferential amounts described in Section 4.D and Section 4.E of this Article FOURTH of this Restated Certificate of Incorporation, then the entire remaining Available Funds and Assets, if any, shall be distributed pro rata among the holders of the then outstanding Common Stock, the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and any other class or series of stock expressly given such right by this Restated Certificate of Incorporation, as amended, or the Board in accordance with their power and authority under this Restated Certificate of Incorporation, the By-laws and laws of the State of Delaware according to the number of shares of Common Stock held by such holders, where, for this purpose, holders of shares of Series A Preferred Stock will be deemed to hold (in lieu of their Series A Preferred Stock) the greatest whole number of shares of Common Stock then issuable upon conversion in full of such shares of Series A Preferred Stock pursuant to
Section 5.
         (c) Non-Cash Consideration. If any assets of the Corporation distributed to stockholders in connection with any liquidation, dissolution, or winding up of the Corporation are other than cash, then the value of such assets shall be their fair market value as reasonably determined by the Board in good faith, except that any securities to be distributed to stockholders in a liquidation, dissolution, or winding up of the Corporation shall be valued as follows:
         (1) The method of valuation of securities not subject to investment letter or other similar restrictions on free marketability shall be as follows:
         (i) if the securities are then traded on a national securities exchange or the NASDAQ National Market System (or a similar national quotation system), then the value shall be deemed to be the average of the closing prices of the securities on such exchange or system over the 30-day period ending three (3) days prior to the distribution; and
         (ii) if actively traded over-the-counter, then the value shall be deemed to be the average of the closing bid prices over the 30-day period ending three (3) days prior to the closing of such merger, consolidation or sale; and
         (iii) if there is no active public market, then the value shall be the fair market value thereof, as determined in good faith by the Board.
         (2) The method of valuation of securities subject to investment letter or other restrictions on free marketability shall be to make an appropriate discount from the market value determined as above in Section 4(c)(1)(i),(ii) or
(iii) to reflect the approximate fair market value thereof, as reasonably determined in good faith by the Board.


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         5.       Voting Rights.
         (a) Series A Preferred Stock. Each holder of shares of Series A Preferred Stock shall be entitled to the number of votes equal to the number of whole shares of Common Stock into which such shares of Series A Preferred Stock could be converted pursuant to the provisions of Section 6 below at the record date for the determination of the stockholders entitled to vote on such matters or, if no such record date is established, the date such vote is taken or any written consent of stockholders is solicited.
         (b) General. Subject to the foregoing provisions of this Section 5, each holder of Series A Preferred Stock shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled to notice of any stockholders' meeting in accordance with the By-laws of the Corporation (as in effect at the time in question) and applicable law, and shall be entitled to vote, together with the holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote, except as may otherwise be provided by applicable law. Except as otherwise expressly provided herein or as required by law, the holders of the Series A Preferred Stock and the holders of Common Stock shall vote together and not as separate classes.
         (c) Board Size. As of the Original Issue Date, the authorized number of director seats of the Corporation's Board shall be seven (7). The Corporation shall not alter the authorized number of director seats in its Certificate of Incorporation, By-laws or otherwise, without first obtaining the written consent, or affirmative vote at a meeting, of the holders of at least a majority of the then outstanding shares of the Series A Preferred Stock, consenting or voting (as the case may be) separately as a class.
         (d) Special Meetings. Notwithstanding anything to the contrary contained in the By-laws of the Corporation, the holders of at least fifty percent (50%) of the Series A Preferred Stock then outstanding, shall be entitled to call a special meeting of the Board of Directors or stockholders of the Corporation
         (e) Termination. Notwithstanding anything in this Section 5 to the contrary, the provisions of Section 5(c) and Section 5(d) shall cease to be of any further force or effect upon the consummation of a Qualifying IPO (as defined in Section 6(b)(1) below).
         (f) Special Voting Rights. So long as any shares of Series A Preferred Stock are issued and outstanding, the Corporation shall not, without the approval, by vote or written consent, of the holders of a majority of the Series A Preferred Stock then outstanding, voting as a separate series:
         (1) amend its Certificate of Incorporation in any manner that would alter or change any of the rights, preferences, privileges or restrictions of the Series A Preferred Stock;
         (2) reclassify any outstanding shares of securities of the Corporation into shares having any right, preference or privilege that is senior to or having either dividend, liquidation, registration, voting or conversion provisions that are, when any such category of provisions is considered as a whole, on a parity with the Series A Preferred Stock;
         (3) authorize or issue any additional Series A Preferred Stock or any other stock having rights or preferences senior to or on a parity with the Series A Preferred Stock;
         (4) merge or consolidate with or into any corporation;
         (5) sell all or substantially all the Corporation's assets in a single transaction or series of related transactions;
         (6) liquidate or dissolve; or

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         (7) amend the Corporation's By-laws to alter any rights of the holders of the Series A Preferred Stock.
         6. Conversion Rights. The outstanding shares of Series A Preferred Stock shall be convertible into Common Stock as follows:
         (a) Optional Conversion.
         (1) At the option of the holder thereof, each share of Series A Preferred Stock shall be convertible, at any time or from time to time prior to the close of business on the business day before any date fixed for automatic conversion of such shares pursuant to Section 6(b), into fully paid and nonassessable shares of Common Stock as provided herein.
         (2) Each holder of Series A Preferred Stock who elects to convert the same into shares of Common Stock shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or any transfer agent for the Series A Preferred Stock or Common Stock, and shall give written notice to the Corporation at such office that such holder elects to convert the same and shall state therein the number of shares of Series A Preferred Stock being converted. Thereupon, the Corporation shall promptly issue and deliver at such office to such holder a certificate or certificates for the number of shares of Common Stock to which such holder is entitled upon such conversion. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the certificate or certificates representing the shares of Series A Preferred Stock to be converted, and the person entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock on such date.
         (b)      Automatic Conversion.
         (1) Each share of Series A Preferred Stock shall automatically be converted into fully paid and nonassessable shares of Common Stock, as provided herein, (i) immediately prior to the closing of the Corporation's first underwritten public offering pursuant to an effective registration statement filed under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Corporation in which the aggregate gross proceeds received (before deduction of underwriters' discounts and commissions) equals or exceeds $20,000,000 at a price of not less than $6.00 per share (a "Qualifying IPO"); or (ii) upon the Corporation's receipt of the written consent of the holders of not less than a majority of the then outstanding shares of Series A Preferred Stock to the conversion of all then outstanding Series A Preferred Stock under this Section 6.
         (2) Upon the occurrence of any event specified in Section 6(b)(1) above, the outstanding shares of Series A Preferred Stock shall be converted into Common Stock automatically without the need for any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; provided, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless the certificates evidencing such shares of Series A Preferred Stock are either delivered to the Corporation or its transfer agent as provided below, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates. Upon the occurrence of such automatic conversion of the Series A Preferred Stock, the holders of Series A Preferred Stock shall surrender the certificates representing such shares at the office of the Corporation or any transfer agent for the Series A Preferred Stock or Common

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Stock. Thereupon, there shall be issued and delivered to such holder promptly at such office and in its name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of shares of Common Stock into which the shares of Series A Preferred Stock surrendered were convertible on the date on which such automatic conversion occurred.
         (c) Conversion Price. Each share of Series A Preferred Stock shall be convertible in accordance with Section 6(a) or Section 6(b) above into the number of shares of Common Stock which results from dividing the Original Issue Price for such share of Series A Preferred Stock by the conversion price for such series of Preferred Stock that is in effect at the time of conversion (the "Conversion Price"). The initial Conversion Price for the Series A Preferred Stock shall be the Original Issue Price for the Series A Preferred Stock. The Conversion Price shall be subject to adjustment from time to time as provided below.
         (d) Adjustment Upon Common Stock Event. Upon the happening of a Common Stock Event (as hereinafter defined), the Conversion Price of the Series A Preferred Stock shall, simultaneously with the happening of such Common Stock Event, be adjusted by multiplying the Conversion Price of the Series A Preferred Stock in effect immediately prior to such Common Stock Event by a fraction, (i) the numerator of which shall be the number of shares of Common Stock issued and outstanding immediately prior to such Common Stock Event, and (ii) the denominator of which shall be the number of shares of Common Stock issued and outstanding immediately after such Common Stock Event, and the product so obtained shall thereafter be the Conversion Price for the Series A Preferred Stock. The Conversion Price for a series of Preferred Stock shall be readjusted in the same manner upon the happening of each subsequent Common Stock Event. As used herein, the term "Common Stock Event" shall mean (i) the issue by the Corporation of additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock, (ii) a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock, or (iii) a combination of the outstanding shares of Common Stock into a smaller number of shares of Common Stock.
         (e) Adjustments for Other Dividends and Distributions. If at any time or from time to time after the Original Issue Date the Corporation pays a dividend or makes another distribution to the holders of the Common Stock payable in securities of the Corporation other than shares of Common Stock which is not paid to holders of Series A Preferred Stock under Section 3(b), then in each such event provision shall be made so that the holders of the Series A Preferred Stock shall receive upon conversion thereof, in addition to the number of shares of Common Stock receivable upon conversion thereof, the amount of securities of the Corporation which they would have received had their Series A Preferred Stock been converted into Common Stock on the date of such event (or such record date, as applicable) and had they thereafter, during the period from the date of such event (or such record date, as applicable) to and including the conversion date, retained such securities receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this Section 6 with respect to the rights of the holders of the Series A Preferred Stock or with respect to such other securities by their terms.
         (f) Adjustment for Reclassification, Exchange and Substitution. If at any time or from time to time after the Original Issue Date the Common Stock issuable upon the conversion of the Series A Preferred Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than by a Common Stock Event or a stock dividend, reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section 6), then in any such event each holder of Series A Preferred Stock shall have the right thereafter to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change by holders of the number of shares of Common Stock into which such shares of Series A Preferred Stock could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.
         (g) Sale of Shares Below Conversion Price.
         (1) Adjustment Formula. If at any time or from time to time after the Original Issue Date the Corporation issues or sells, or is deemed by the provisions of this Section 6(g) to have issued or sold, Additional Shares of Common Stock (as hereinafter defined), otherwise than in connection with a Common Stock Event as provided in Section 6(d), a dividend or distribution as provided in Section 6(e) or a recapitalization, reclassification or other change as provided in Section 6(f), for an Effective Price (as hereinafter defined) that is less than the Conversion Price for the Series A Preferred Stock in effect immediately prior to such issue or sale, then, and in each such case, the Conversion Price for the Series A Preferred Stock shall be reduced, as of the close of business on the date of such issue or sale, (i) if at any time during the two (2) year period commencing on the Original Issue Date, to the Effective Price at which such Additional Shares of Common Stock are so issued or sold, and
(ii) if thereafter, to a new Conversion Price determined pursuant to the following formula:

           ACP = (CS/OxCP)+AC
                     --------
                       CS/I

         Where:            ACP =    Adjusted Conversion Price.

                           CS/O =Number of shares of Common Stock outstanding
immediately prior to the issuance of Additional Shares of Common Stock.

                           CP = Conversion Price in effect immediately prior to
the issuance of Additional Shares of Common Stock.

                           AC = Aggregate Consideration Received (as defined
below) from the issuance of Additional Shares of Common Stock.

                           CS/I = Number of shares of Common Stock outstanding
and deemed outstanding immediately following the issuance of Additional Shares of Common Stock.

         (2) Certain Definitions. For the purpose of making any adjustment required under this Section 6(g):
         (i) "Additional Shares of Common Stock" shall mean all shares of Common Stock issued by the Corporation, whether or not subsequently reacquired or retired by the Corporation, other than: (A) shares of Common Stock issued or issuable upon conversion of Series A Preferred Stock, (B) shares of Common Stock issued or issuable upon conversion of the Series B Convertible Preferred Stock or Series C Convertible Preferred Stock or as dividends on shares of Series B Convertible Preferred Stock or Series C Convertible Preferred Stock; and (C) up to 1,398,000
shares of Common Stock (or options, warrants or rights therefor) issued at any time to employees, officers, or directors of, or contractors, consultants or advisers to, the Corporation pursuant to the Corporation's 1999 Stock Award and Option Plan (such number of shares to be calculated net of any repurchases of such shares by the Corporation and net of any such expired or terminated options, warrants or rights and to be proportionally adjusted to reflect any subsequent Common Stock Event);
         (ii) "Aggregate Consideration Received" by the Corporation for any issue or sale (or deemed issue or sale) of securities shall (A) to the extent it consists of cash, be computed at the gross amount of cash received by the Corporation before deduction of any underwriting or similar commissions, compensation or concessions paid or allowed by the Corporation in connection with such issue or sale and without deduction of any expenses payable by the Corporation; (B) to the extent it consists of property other than cash, be computed at the fair value of that property as determined in good faith by the Board; and (C) if Additional Shares of Common Stock, Convertible Securities or Rights or Options to purchase either Additional Shares of Common Stock or Convertible Securities are issued or sold together with other stock or securities or other assets of the Corporation for a consideration which covers both, be computed as the portion of the consideration so received that may be reasonably determined in good faith by the Board to be allocable to such Additional Shares of Common Stock, Convertible Securities or Rights or Options.
         (iii) "Convertible Securities" shall mean stock or other securities convertible into or exchangeable for shares of Common Stock.
         (iv) "Effective Price" of Additional Shares of Common Stock shall mean the quotient determined by dividing the total number of Additional Shares of Common Stock issued or sold, or deemed to have been issued or sold, by the Corporation under this Section 6(g), into the Aggregate Consideration Received, or deemed to have been received, by the Corporation under this Section 6(g), for the issue of such Additional Shares of Common Stock; and
         (v) "Rights or Options" shall mean warrants, options or other rights to purchase or acquire shares of Common Stock or Convertible Securities.
         (3) Deemed Issuances. For the purpose of making any adjustment to the Conversion Price of the Series A Preferred Stock required under this Section 6(g), if the Corporation issues or sells any Rights or Options or Convertible Securities and if the Effective Price of the shares of Common Stock issuable upon exercise of such Rights or Options and/or the conversion or exchange of Convertible Securities (computed without reference to any additional or similar protective or antidilution clauses) is less than the Conversion Price then in effect for the Series A Preferred Stock, then the Corporation shall be deemed to have issued, at the time of the issuance of such Rights, Options or Convertible Securities, that number of Additional Shares of Common Stock that is equal to the maximum number of shares of Common Stock issuable upon exercise or conversion of such Rights, Options or Convertible Securities upon their issuance and to have received, as the Aggregate Consideration Received for the issuance of such shares, an amount equal to the total amount of the consideration, if any, received by the Corporation for the issuance of such Rights or Options or Convertible Securities, plus, in the case of such Rights or Options, the minimum amounts of consideration, if any, payable to the Corporation upon the exercise in full of such Rights or Options, plus, in the case of Convertible Securities, the minimum amounts of consideration, if any, payable to the Corporation (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) upon the conversion or exchange thereof; provided that:
         (i) if the minimum amounts of such consideration cannot be ascertained, but are a function of antidilution or similar protective clauses, then the Corporation shall be deemed to have received the minimum amounts of consideration without reference to such clauses;
         (ii) if the minimum amount of consideration payable to the Corporation upon the exercise of Rights or Options or the conversion or exchange of Convertible Securities is reduced over time or upon the occurrence or non-occurrence of specified events other than by reason of antidilution or similar protective adjustments, then the Effective Price shall be recalculated using the figure to which such minimum amount of consideration is reduced; and
         (iii) if the minimum amount of consideration payable to the Corporation upon the exercise of such Rights or Options or the conversion or exchange of Convertible Securities is subsequently increased, then the Effective Price shall again be recalculated using the increased minimum amount of consideration payable to the Corporation upon the exercise of such Rights or Options or the conversion or exchange of such Convertible Securities.
         No further adjustment of the Conversion Price, adjusted upon the issuance of such Rights or Options or Convertible Securities, shall be made as a result of the actual issuance of shares of Common Stock on the exercise of any such Rights or Options or the conversion or exchange of any such Convertible Securities. If any such Rights or Options or the conversion rights represented by any such Convertible Securities shall expire without having been fully exercised, then the Conversion Price as adjusted upon the issuance of such Rights or Options or Convertible Securities shall be readjusted to the Conversion Price which would have been in effect had an adjustment been made on the basis that the only shares of Common Stock so issued were the shares of Common Stock, if any, that were actually issued or sold on the exercise of such Rights or Options or rights of conversion or exchange of such Convertible Securities, and such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Corporation upon such exercise, plus the consideration, if any, actually received by the Corporation for the granting of all such Rights or Options, whether or not exercised, plus the consideration received for issuing or selling all such Convertible Securities actually converted or exchanged, plus the consideration, if any, actually received by the Corporation (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) on the conversion or exchange of such Convertible Securities, provided that such readjustment shall not apply to prior conversions of Preferred Stock.
         (h) Certificate of Adjustment. In each case of an adjustment or readjustment of the Conversion Price for the Series A Preferred Stock, the Corporation, at its expense, shall cause its Chief Financial Officer to compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to each registered holder of the Series A Preferred Stock at the holder's address as shown in the Corporation's books.
         (i) Fractional Shares. No fractional shares of Common Stock shall be issued upon any conversion of the Series A Preferred Stock. In lieu of any fractional share to which the holder would otherwise be entitled, the Corporation shall pay the holder cash equal to the product of such fraction multiplied by the Common Stock's fair market value as determined in good faith by the Board as of the date of conversion.

         (j) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.
         (k) Notices. Any notice required by the provisions of this Section 6 to be given to the holders of shares of the Series A Preferred Stock shall be deemed given upon the earlier of actual receipt or deposit in the United States mail, by certified or registered mail, return receipt requested, postage prepaid, addressed to each holder of record at the address of such holder appearing on the books of the Corporation.
         (l) No Impairment. The Corporation shall not avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but shall at all times in good faith assist in carrying out all such action as may be reasonably necessary or appropriate in order to protect the conversion rights of the holders of the Series A Preferred Stock against impairment.
         7. Adjustments for Stock Splits, Etc. Wherever in this Certificate there is a reference to a specific number of shares of Common Stock or Series A Preferred Stock of the Corporation of any class or series, then, upon the occurrence of any subdivision, combination or stock dividend of such class or series of stock, the specific number of shares so referenced in this Certificate shall automatically be proportionally adjusted to reflect the effect on the outstanding shares of such class or series of stock by such subdivision, combination or stock dividend; provided that this provision shall not apply to any reference to a specific number of shares that is intended to define the aggregate number of shares of any class or series of the Corporation's capital stock that is available for issuance.
         8. No Reissuance of Preferred Stock. No share or shares of Series A Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be canceled, retired and eliminated from the shares which the Corporation shall be authorized to issue.

D.       SERIES B CONVERTIBLE PREFERRED STOCK

         1. Number of Shares. The series of Preferred Stock designated and know as "Series B Convertible Preferred Stock" shall consist of Two Million Two Hundred Eight Thousand One Hundred Sixty Six (2,208,166) shares of Preferred Stock with par value per share of One-Tenth of One Cent ($0.001) shares.
         2. Definitions. For purposes of this resolution, the following definitions shall apply:

                  (a) "Board" shall mean the Board of Directors of the Corporation.
                  (b) "Common Stock" shall mean the Common Stock, $0.001 par value per share, of the Corporation.

                  (c) "Common Stock Dividend" shall mean a stock dividend declared and paid on the Common Stock that is payable in shares of Common Stock.
                  (d) "Distribution" shall mean the transfer of cash or property by the Corporation to one or more of its stockholders without consideration regardless of whether such transfer is in the form of a dividend or otherwise (except a dividend in shares of Corporation's stock), but not including Permitted Repurchases (as defined below).
                  (e) "Dividend Rate" shall mean $.11 per share, which is eight percent (8%) of the Original Issue Price (as defined below) per share per annum for the Series B Preferred Stock (as defined below).
                  (f) "Original Issue Date" shall mean the date on which the first share of Series B Preferred Stock is issued by the Corporation.
                  (g) "Original Issue Price" shall mean $1.376 per share for the Series B Preferred Stock.
                  (h) "Permitted Repurchases" shall mean the repurchase by the Corporation of shares of Common Stock held by employees, officers, directors, consultants, independent contractors, advisors, or other persons performing services for the Corporation or a Subsidiary (as defined below) that are subject to a stockholders agreement, a stock vesting agreement, restricted stock purchase agreements or stock option agreements under which the Corporation has the option to repurchase such shares: (i) at such holder's cost, upon the occurrence of certain events, such as the termination of employment or services or (ii) at any price pursuant to the Corporation's exercise of a right of first refusal to repurchase such shares.
                  (i) "Series B Preferred Stock" shall mean the Series B Convertible Preferred Stock, $0.001 par value per share, of the Corporation.
                  (j) "Subsidiary" shall mean any corporation of which at least fifty percent (50 %) of the outstanding voting stock is at the time owned directly or indirectly by the Corporation or by one or more of such subsidiary corporations.
         3.       Dividend Rights.
                  (a) Dividend Preference. The holders of issued and outstanding Series B Preferred Stock shall be entitled to receive, out of any funds and assets of the Corporation legally available therefor, cumulative dividends at the annual Dividend Rate for the Series B Preferred Stock, (i) pari passu with the holders of any issued and outstanding shares of the Corporation's Series A Convertible Preferred Stock (the "Series A Preferred Stock") and the holders of any issued and outstanding shares of the Corporation's Series C Convertible Preferred Stock (the "Series C Preferred Stock"), the rights, preferences, privileges and restrictions of which are set forth in Sections 4.C and 4.E of Article FOURTH of this Restated Certificate of Incorporation, and (ii) prior and in preference to the payment of any dividend or other Distribution on the Common Stock or any class or series of capital stock hereafter created unless, with the consent of the holders of Series B Preferred Stock obtained pursuant to Section 5(d) below, such class or series of capital stock specifically, by its terms, is senior to or pari passu with the Series B Preferred Stock. Such dividends shall accrue on each share of Series B Preferred Stock from the date on which such share of Series B Preferred Stock is issued by the Corporation, and shall accrue from day-to-day until paid, whether earned or declared. Unless the full amount of any accrued and unpaid cumulative dividends accrued on the Series B Preferred Stock shall have been paid or declared in full and a sum sufficient for the payment thereof reserved and set apart, no dividend shall be paid or declared, and no Distribution shall be made, on any Common Stock; provided, however, that this restriction shall not apply to Permitted Repurchases. All dividends declared by the Board in its discretion shall be paid at holder's election either in cash or in shares of Common Stock, and if paid in Common Stock at a price per share equal to the then-current Conversion Price of the Series B Preferred Stock. Each holder shall be deemed to have elected to receive dividends in Common Stock; provided, that a holder may elect to receive dividends in cash, or to change any previous election to receive dividends in cash or Common Stock, at any time on thirty (30) days' written notice.
                   (b) Participation Rights. If, after dividends in the full preferential amount specified in this Section 3 for the Series B Preferred Stock have been paid or declared and set apart in any calendar year of the Corporation, then any additional dividends declared by the Board out of funds legally available therefor in that calendar year, shall be declared among the holders of the then outstanding Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and any other capital stock entitled to receive dividends, pro rata according to the number of shares of Common Stock held by such holders, where, for this purpose, holders of shares of convertible securities will be deemed to hold (in lieu of their convertible securities) the greatest whole number of shares of Common Stock then issuable upon conversion in full of such convertible securities.
                   (c) Non-Cash Dividends. Whenever a dividend provided for in this Section 3 shall be payable in property other than cash, the value of such dividend or Distribution shall be deemed to be the fair market value of such property as determined in good faith by the Board.

                  (d) Payment on Conversion. If the Corporation shall have any accrued and unpaid dividends with respect to any Series B Preferred Stock, then immediately prior to, and upon a conversion of any of the Series B Preferred Stock as provided in Section 6, the Corporation shall, subject to the legal availability of funds and assets therefor, pay in cash or Common Stock (valued at the then-current Conversion Price) (or a combination thereof), at the election of the holder of the shares of Series B Preferred Stock being converted, the full amount of any dividends accrued and unpaid on such shares.
         4. Liquidation Rights. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the funds and assets of the Corporation that may be legally distributed to the Corporation's stockholders (the "Available Funds and Assets"), shall be distributed to stockholders in the following manner:
                  (a) Liquidation Preferences. The holders of each share of Series B Preferred Stock then outstanding shall be entitled to be paid, out of the Available Funds and Assets, an amount per share equal to the Original Issue Price of the Series B Preferred Stock, plus all accrued but unpaid dividends thereon, pari passu with the Series A Preferred Stock and the Series C Preferred Stock and prior and in preference to any payment or distribution (or any setting apart of any payment or distribution), of any Available Funds and Assets on any shares of the Common Stock, or any class or series of capital stock hereafter created unless, with the consent of the holders of Series B Preferred Stock obtained pursuant to Section 4(d) below, such class or series of capital stock specifically, by its terms, is senior to or pari passu with the Series B Preferred Stock. If upon any liquidation, dissolution or winding up of the Corporation the Available Funds and Assets shall be insufficient to permit the payment to holders of the Series B Preferred Stock of their full preferential amounts described in this subsection, then all the remaining Available Funds and Assets shall be distributed among the holders of the then outstanding Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, and any other securities ranking pari passu therewith, pro rata in proportion to the amount of stock owned by such holder on an as converted basis.

                  (b) Pro Rata Participation Rights. If there are any Available Funds and Assets remaining after the payment or distribution (or the setting aside for payment or distribution) (i) to the holders of the Series B Preferred Stock of their full preferential amounts described above in this Section 4 and
(ii) to the holders of the Series A Preferred Stock and Series C Preferred Stock of their full preferential amounts described in Section 4.C and Section 4.E of this Article FOURTH of this Restated Certificate of Incorporation, then the entire remaining Available Funds and Assets, if any, shall be distributed among the holders of the then outstanding Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and any other capital stock pro rata according to the number of shares of Common Stock held by such holders, where, for this purpose, holders of convertible securities will be deemed to hold (in lieu of their convertible securities) the greatest whole number of shares of Common Stock then issuable upon conversion in full of such convertible securities pursuant to Section 6.
                  (c) Merger or Sale of Assets. A (i) consolidation or merger of the Corporation with or into any other corporation or corporations in which the holders of the Corporation's outstanding shares immediately before such consolidation or merger do not, immediately after such consolidation or merger, retain stock representing a majority of the voting power of the surviving corporation of such consolidation or merger; and (ii) a sale of all or substantially all of the assets of the Corporation, shall each be deemed to be a liquidation, dissolution or winding up of the Corporation as those terms are used in this Section 4. Notwithstanding anything to the contrary contained in the preceding sentence, by vote or written consent of the holders of a majority of the Series B Preferred Stock then outstanding, such holders may waive the right to treat any of the foregoing events as a deemed liquidation.
                  (d) Non-Cash Consideration. If any assets of the Corporation distributed to stockholders in connection with any liquidation, dissolution, or winding up of the Corporation are other than cash, then the value of such assets shall be their fair market value as reasonably determined by the Board in good faith, except that any securities to be distributed to stockholders in a liquidation, dissolution, or winding up of the Corporation shall be valued as follows:
                           (1) The method of valuation of securities not subject
to investment letter or other similar restrictions on free marketability shall be as follows:
                                    (i) if the securities are then traded on a
national securities exchange or the NASDAQ National Market System (or a similar national quotation system), then the value shall be deemed to be the average of the closing prices of the securities on such exchange or system over the 30-day period ending three (3) days prior to the distribution; and
                                    (ii) if actively traded over-the-counter,
then the value shall be deemed to be the average of the closing bid prices over the 30-day period ending three (3) days prior to the closing of such merger, consolidation or sale; and
                                    (iii) if there is no active public market,
then the value shall be the fair market value thereof, as determined in good faith by the Board.
                           (2) The method of valuation of securities subject to
investment letter or other restrictions on free marketability shall be to make an appropriate discount from the market value determined as above in Section 4(d)(1)(i),(ii) or (iii) to reflect the approximate fair market value thereof, as reasonably determined in good faith by the Board.

         5.       Voting Rights.
                  (a) General. Each holder of shares of Series B Preferred Stock shall be entitled to the number of votes equal to the number of whole shares of Common Stock into which such shares of Series B Preferred Stock could be converted pursuant to the provisions of Section 6 below at the record date for the determination of the stockholders entitled to vote on such matters or, if no such record date is established, the date such vote is taken or any written consent of stockholders is solicited; provided that, if the aggregate votes to be cast by the Series B Preferred Stock, together with all shares of Common Stock, Series A Preferred Stock and Series C Preferred Stock which the holders of the Series B Preferred Stock are entitled to vote, is less than 25% of all votes entitled to be cast in any matter submitted to the Company's stockholders for a vote, then the Series B Preferred Stock shall be entitled in the aggregate to that number of additional votes which will entitle the holders of the Series B Preferred Stock to vote 25% of all votes entitled to be cast in any such matter. Such additional votes shall be allocated to the holders of the Series B Preferred Stock on a pro rata basis based on the number of shares of Series B Preferred Stock held by each holder. Subject to the foregoing provisions of this
Section 5, each holder of Series B Preferred Stock shall have full voting rights and powers equal to the voting rights and powers of the holders of Series A Preferred Stock, the Series C Preferred Stock and the holders of Common Stock, and shall be entitled to notice of any stockholders' meeting in accordance with the bylaws of the Corporation (as in effect at the time in question) and applicable law, and shall be entitled to vote, together with the holders of Series A Preferred Stock, the Series C Preferred Stock and the holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote, except as may otherwise be provided by applicable law. Except as otherwise expressly provided herein or as required by law, the holders of the Series B Preferred Stock, the holders of the Series A Preferred Stock, the Series C Preferred Stock and the holders of Common Stock shall vote together and not as separate classes.
                  (b) Board of Directors; Elections; Meetings
                           (1) Board Size. As of the Original Issue Date, the
authorized number of directors of the Corporation's Board shall be five (5). The Corporation shall not alter the authorized number of directors in its Certificate of Incorporation, Bylaws or otherwise, without first obtaining the written consent or the affirmative vote at a meeting of the holders of at least a majority of the then outstanding shares of the Series B Preferred Stock, consenting or voting (as the case may be) separately as a class.
                           (2) Election. So long as any shares of Series B
Preferred Stock remain outstanding, the holders of the Series B Preferred Stock, voting together with the holders of any outstanding shares of the Series C Preferred Stock, exclusive of all other stockholders, shall be entitled to elect one director of the Corporation (the "Series B&C Designee"). The right to appoint the Series B&C Designee shall be in addition to any right that any holder of the Series A Preferred Stock may have, pursuant to an Investor Rights Agreement with the Corporation dated November 23, 1999, to elect a director of the Corporation. The holders of the Common Stock, the Series A Preferred Stock, the Series C Preferred Stock and the Series B Preferred Stock, voting together as a single class, shall be entitled to elect the remaining directors.
                           (3) Special Meetings. Notwithstanding anything to the
contrary contained in the Bylaws of the Corporation, (i) the Series B&C Designee, or (ii) the holders of at least fifty percent (50%) of the Series B

Preferred Stock then outstanding, shall be entitled to call a special meeting of the Board of Directors or stockholders of the Corporation on such notice as is required by the Bylaws of the Corporation for special meetings.
                           (4) Quarterly Meeting. The Board of Directors shall
be required to meet at least once each calendar quarter at a location and time that is convenient to all Directors. (5) Committee Appointments. The holders of the Series B Preferred Stock shall have the right, in their sole discretion, to appoint the Series B&C Designee to each of the Executive and Audit Committees of the Board of Directors, if and when constituted.
                  (c) Termination. Notwithstanding anything in Section 5 to the contrary, the provisions of Section 5(a) and Section 5(b) shall cease to be of any further force or effect upon the consummation of a Qualifying IPO (as defined in Section 6(b)(1) below).
                  (d) Special Voting Rights. So long as any shares of Series B Preferred Stock are issued and outstanding, the Corporation shall not, without the approval, by vote or written consent, of the holders of a majority of the Series B Preferred Stock then outstanding, voting as a separate series:
                           (1) amend its Certificate of Incorporation in any
manner that would alter or change any of the rights, preferences, privileges or restrictions of the Series B Preferred Stock;
                           (2) reclassify any outstanding shares of securities
of the Corporation into shares having rights, preferences or privileges senior or on a parity with the Series B Preferred Stock;
                           (3) authorize or issue any additional Series B
Preferred Stock or any other stock having rights or preferences senior or on a parity with the Series B Preferred Stock;
                           (4) merge or consolidate with or into any
corporation;
                           (5) sell all or substantially all the Corporation's
assets in a single transaction or series of related transactions;
                           (6) liquidate or dissolve; or
                           (7) amend the Corporation's Bylaws to alter any
rights of the holders of the Series B Preferred Stock.
         6. Conversion Rights. The outstanding shares of Series B Preferred Stock shall be convertible into Common Stock as follows:
                  (a)      Optional Conversion.

                           (1) At the option of the holder thereof, each share
of Series B Preferred Stock shall be convertible, at any time or from time to time prior to the close of business on the business day before any date fixed for automatic conversion of such shares pursuant to Section 6(b), into fully paid and nonassessable shares of Common Stock as provided herein.
                           (2) Each holder of Series B Preferred Stock who
elects to convert the same into shares of Common Stock shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or any transfer agent for the Series B Preferred Stock or Common Stock, and shall give written notice to the Corporation at such office that such holder elects to convert the same and shall state therein the number of shares of Series B Preferred Stock being converted. Thereupon, the Corporation shall promptly issue and deliver at such office to such holder a certificate or certificates for the number of shares of Common Stock to which such holder is entitled upon such conversion. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the certificate or certificates representing the shares of Series B Preferred Stock to be converted, and the person entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock on such date.

                  (b)      Automatic Conversion.
                           (1) Each share of Series B Preferred Stock shall
automatically be converted into fully paid and nonassessable shares of Common Stock, as provided herein, (i) immediately prior to the closing of the Corporation's first underwritten public offering pursuant to an effective registration statement filed under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Corporation in which the aggregate gross proceeds received (before deduction of underwriters' discounts and commissions) equals or exceeds $20,000,000 at a price of not less than $6.00 per share (as adjusted for any Common Stock Event as hereinafter defined) (a "Qualifying IPO"); or (ii) upon the Corporation's receipt of the written consent of the holders of not less than a majority of the then outstanding shares of Series B Preferred Stock to the conversion of all then outstanding Series B Preferred Stock under this Section 6.

                           (2) Upon the occurrence of any event specified in
Section 6(b)(1) above, the outstanding shares of Series B Preferred Stock shall be converted into Common Stock automatically without the need for any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; provided, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless the certificates evidencing such shares of Series B Preferred Stock are either delivered to the Corporation or its transfer agent as provided below, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates. Upon the occurrence of such automatic conversion of the Series B Preferred Stock, the holders of Series B Preferred Stock shall surrender the certificates representing such shares at the office of the Corporation or any transfer agent for the Series B Preferred Stock or Common Stock. Thereupon, there shall be issued and delivered to such holder promptly at such office and in its name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of shares of Common Stock into which the shares of Series B Preferred Stock surrendered were convertible on the date on which such automatic conversion occurred.
                  (c) Conversion Price. Each share of Series B Preferred Stock shall be convertible in accordance with Section 6(a) or Section 6(b) above into the number of shares of Common Stock which results from dividing the Original Issue Price for such share of Series B Preferred Stock by the conversion price for such series of Preferred Stock that is in effect at the time of conversion (the "Conversion Price"). The initial Conversion Price for the Series B Preferred Stock shall be the Original Issue Price for the Series B Preferred Stock. The Conversion Price shall be subject to adjustment from time to time as provided below.
                  (d) Adjustment Upon Common Stock Event. Upon the happening of a Common Stock Event (as hereinafter defined), the Conversion Price of the Series B Preferred Stock shall, simultaneously with the happening of such Common Stock Event, be adjusted by multiplying the Conversion Price of the Series B Preferred Stock in effect immediately prior to such Common Stock Event by a fraction, (i) the numerator of which shall be the number of shares of Common Stock issued and outstanding immediately prior to such Common Stock Event, and
(ii) the denominator of which shall be the number of shares of Common Stock issued and outstanding immediately after such Common Stock Event, and the product so obtained shall thereafter be the Conversion Price for the Series B

Preferred Stock. The Conversion Price for a series of Preferred Stock shall be readjusted in the same manner upon the happening of each subsequent Common Stock Event. As used herein, the term "Common Stock Event" shall mean (i) the issue by the Corporation of additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock, (ii) a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock, or (iii) a combination of the outstanding shares of Common Stock into a smaller number of shares of Common Stock.
                  (e) Adjustments for Other Dividends and Distributions. If at any time or from time to time after the Original Issue Date the Corporation pays a dividend (other than any pro rata dividend paid in accordance with Section 3(b)) or makes another distribution to the holders of the Common Stock payable in securities of the Corporation other than shares of Common Stock, then in each such event provision shall be made so that the holders of the Series B Preferred Stock shall receive upon conversion thereof, in addition to the number of shares of Common Stock receivable upon conversion thereof, the amount of securities of the Corporation which they would have received had their Series B Preferred Stock been converted into Common Stock on the date of such event (or such record date, as applicable) and had they thereafter, during the period from the date of such event (or such record date, as applicable) to and including the conversion date, retained such securities receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this Section 6 with respect to the rights of the holders of the Series B Preferred Stock or with respect to such other securities by their terms.
                  (f) Adjustment for Merger or Reorganization or Sale of Assets. In case of any consolidation or merger of the Corporation with or into another corporation (other than a subsidiary of the Corporation) or the sale of all or substantially all of the assets of the Corporation to another corporation (other than a subsidiary of the Corporation), each share of Series B Preferred Stock shall thereafter be convertible into the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such Series B Preferred Stock would have been entitled upon such consolidation, merger or sale.
                  (g) Adjustment for Reclassification, Exchange and Substitution. If at any time or from time to time after the Original Issue Date the Common Stock issuable upon the conversion of the Series B Preferred Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than by a Common Stock Event or a stock dividend, reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section 6), then in any such event each holder of Series B Preferred Stock shall have the right thereafter to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change by holders of the number of shares of Common Stock into which such shares of Series B Preferred Stock could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.
                  (h) Sale of Shares Below Conversion Price.
                           (1) Adjustment Formula. If at any time or from time
to time after the Original Issue Date the Corporation issues or sells, or is deemed by the provisions of this Section 6(h) to have issued or sold, Additional Shares of Common Stock (as hereinafter defined), otherwise than in connection with a Common Stock Event as provided in Section 6(d), a dividend or distribution as provided in Section 6(e), a merger or reorganization or sale of assets as provided in Section 6(f) or a recapitalization, reclassification or other change as provided in Section 6(g), for an Effective Price (as hereinafter defined) that is less than the Conversion Price for the Series B Preferred Stock in effect immediately prior to such issue or sale, then, and in each such case, the Conversion Price for the Series B Preferred Stock shall be reduced, as of the close of business on the date of such issue or sale, (i) if at any time prior to the second anniversary of the Original Issue Date, to the Effective Price at which such Additional Shares of Common Stock are so issued or sold, and
(ii) if thereafter, to a new Conversion Price determined pursuant to the following formula:

                           ACP   =          (CS/OxCP)+AC
                                             -----------
                                                CS/I

                           ACP   =          Adjusted Conversion Price.

                           CS/O  =          Number of shares of Common Stock
                                            outstanding immediately prior to the
                                            issuance of Additional Shares of
                                            Common Stock.

                           CP    =          Conversion Price in effect
                                            immediately prior to the issuance of
                                            Additional Shares of Common Stock.

                           AC    =          Aggregate Consideration Received
                                            (as defined below) from the issuance
                                            of Additional Shares of Common
                                            Stock.

                           CS/I  =          Number of shares of Common Stock
                                            outstanding and deemed outstanding
                                            immediately following the issuance
                                            of Additional Shares of Common
                                            Stock.

                           (2) Certain Definitions. For the purpose of making
any adjustment required under this Section 6(g):
                                    (i) "Additional Shares of Common Stock"
shall mean all shares of Common Stock issued by the Corporation, whether or not subsequently reacquired or retired by the Corporation, other than: (A) shares of Common Stock issued or issuable upon conversion of Series B Preferred Stock or the Series A Preferred Stock or the Series C Preferred Stock; and (B) up to 1,398,000 shares of Common Stock (or options, warrants or rights therefor) issued or issuable to employees, officers, or directors of, or contractors, consultants or advisers to, the Corporation pursuant to the Corporation's 1999 Stock Award and Option Plan; provided that the number of shares issued or issuable under the 1999 Stock Award and Option Plan shall be calculated net of any repurchases by the Corporation of shares issued thereunder and net of any such expired or terminated options, warrants or rights and to be proportionally adjusted to reflect any subsequent Common Stock Event;
                                    (ii) "Aggregate Consideration Received" by
the Corporation for any issue or sale (or deemed issue or sale), of securities shall (A) to the extent it consists of cash, be computed at the gross amount of cash received by the Corporation before deduction of any underwriting or similar commissions, compensation or concessions paid or allowed by the Corporation in connection with such issue or sale and without deduction of any expenses payable by the Corporation; (B) to the extent it consists of property other than cash, be computed at the fair value of that property as determined in good faith by the Board (with the consent of the Series B&C Designee, which shall not be unreasonably withheld); and (C) if Additional Shares of Common Stock, Convertible Securities or Rights or Options to purchase either Additional Shares of Common Stock or Convertible Securities are issued or sold together with other stock or securities or other assets of the Corporation for a consideration which covers both, be computed as the portion of the consideration so received that may be reasonably determined in good faith by the Board with the consent of the Series B&C Designee, which consent shall not be unreasonably withheld, to be allocable to such Additional Shares of Common Stock, Convertible Securities or Rights or Options.
                                    (iii) "Convertible Securities" shall mean
stock or other securities convertible into or exchangeable for shares of Common Stock.
                                    (iv) "Effective Price" of Additional Shares
of Common Stock shall mean the quotient determined by dividing the total number of Additional Shares of Common Stock issued or sold, or deemed to have been issued or sold, by the Corporation under this Section 6(h), into the Aggregate Consideration Received, or deemed to have been received, by the Corporation under this Section 6(h), for the issue of such Additional Shares of Common Stock; and
                                    (v) "Rights or Options" shall mean warrants,
options or other rights to purchase or acquire shares of Common Stock or Convertible Securities.
                           (3) Deemed Issuances. For the purpose of making any
adjustment to the Conversion Price of the Series B Preferred Stock required under this Section 6(h), if the Corporation issues or sells any Rights or Options or Convertible Securities and if the Effective Price of the shares of Common Stock issuable upon exercise of such Rights or Options and/or the conversion or exchange of Convertible Securities (computed without reference to any additional or similar protective or antidilution clauses), is less than the Conversion Price then in effect for the Series B Preferred Stock, then the Corporation shall be deemed to have issued, at the time of the issuance of such Rights, Options or Convertible Securities, that number of Additional Shares of Common Stock that is equal to the maximum number of shares of Common Stock issuable upon exercise or conversion of such Rights, Options or Convertible Securities upon their issuance and to have received, as the Aggregate Consideration Received for the issuance of such shares, an amount equal to the total amount of the consideration, if any, received by the Corporation for the issuance of such Rights or Options or Convertible Securities, plus, in the case of such Rights or Options, the minimum amounts of consideration, if any, payable to the Corporation upon the exercise in full of such Rights or Options, plus, in the case of Convertible Securities, the minimum amounts of consideration, if any, payable to the Corporation (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) upon the conversion or exchange thereof; provided that:
                                    (i) if the minimum amounts of such
consideration cannot be ascertained, but are a function of antidilution or similar protective clauses, then the Corporation shall be deemed to have received the minimum amounts of consideration without reference to such clauses;
                                    (ii) if the minimum amount of consideration
payable to the Corporation upon the exercise of Rights or Options or the conversion or exchange of Convertible Securities is reduced over time or upon the occurrence or non-occurrence of specified events other than by reason of antidilution or similar protective adjustments, then the Effective Price shall be recalculated using the figure to which such minimum amount of consideration is reduced; and
                                    (iii) if the minimum amount of consideration
payable to the Corporation upon the exercise of such Rights or Options or the conversion or exchange of Convertible Securities is subsequently increased, then the Effective Price shall again be recalculated using the increased minimum amount of consideration payable to the Corporation upon the exercise of such Rights or Options or the conversion or exchange of such Convertible Securities.
         No further adjustment of the Conversion Price, adjusted upon the issuance of such Rights or Options or Convertible Securities, shall be made as a result of the actual issuance of shares of Common Stock on the exercise of any such Rights or Options or the conversion or exchange of any such Convertible Securities. If any such Rights or Options or the conversion rights represented by any such Convertible Securities shall expire without having been fully exercised, then the Conversion Price as adjusted upon the issuance of such Rights or Options or Convertible Securities shall be readjusted to the Conversion Price which would have been in effect had an adjustment been made on the basis that the only shares of Common Stock so issued were the shares of Common Stock, if any, that were actually issued or sold on the exercise of such Rights or Options or rights of conversion or exchange of such Convertible Securities, and such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Corporation upon such exercise, plus the consideration, if any, actually received by the Corporation for the granting of all such Rights or Options, whether or not exercised, plus the consideration received for issuing or selling all such Convertible Securities actually converted or exchanged, plus the consideration, if any, actually received by the Corporation (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) on the conversion or exchange of such Convertible Securities, provided that such readjustment shall not apply to prior conversions of Preferred Stock.
                  (i) Certificate of Adjustment. In each case of an adjustment or readjustment of the Conversion Price for the Series B Preferred Stock, the Corporation, at its expense, shall cause its Chief Financial Officer to compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to each registered holder of the Series B Preferred Stock at the holder's address as shown in the Corporation's books.
                  (j) Fractional Shares. No fractional shares of Common Stock shall be issued upon any conversion of the Series B Preferred Stock. In lieu of any fractional share to which the holder would otherwise be entitled, the Corporation shall pay the holder cash equal to the product of such fraction multiplied by the Common Stock's fair market value as determined in good faith by the Board as of the date of conversion.
                  (k) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series B Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series B Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the

Series B Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.
                  (l) Notices. Any notice required by the provisions of this
Section 5 to be given to the holders of shares of the Series B Preferred Stock shall be deemed given upon the earlier of actual receipt or deposit in the United States mail, by certified or registered mail, return receipt requested, postage prepaid, addressed to each holder of record at the address of such holder appearing on the books of the Corporation.
                  (m) No Impairment. The Corporation shall not avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but shall at all times in good faith assist in carrying out all such action as may be reasonably necessary or appropriate in order to protect the conversion rights of the holders of the Series B Preferred Stock against impairment.

         7.       Redemption.
                  (a) Redemption Request. If on and as of the fourth anniversary of the initial issuance date of the Series B Preferred Stock, the Company has not completed a Qualifying IPO, then holders of eighty percent (80%) of the outstanding shares of Series B Preferred Stock may request redemption of all, but not less than all, of the outstanding shares of Series B Preferred Stock by giving not less than sixty (60) days prior written notice (a "Redemption Notice") to the Corporation specifying the number of shares held by such holder. (The date upon which such notice is provided to the Corporation is referred to herein as a "Redemption Notice Date.") Upon receipt of a Redemption Notice, the Corporation shall send a copy of the Redemption Notice to each other holder of shares of Series B Preferred Stock, and each such other holder shall then be bound by the decision of the holders of eighty percent (80%) of the outstanding shares of Series B Preferred Stock that all, but not less than all, of the outstanding shares of Series B Preferred Stock be redeemed. The Corporation shall redeem at the Redemption Price (as provided for in Section 7(b) below) all outstanding shares of Series B Preferred Stock on the date fixed for redemption as set forth in the Redemption Notice (the "Redemption Date"). Each holder of outstanding shares of Series B Preferred Stock shall be bound to redeem such shares as described in this Section 7(a) and such Redemption Notice (except as otherwise set forth in this Certificate of Designation) and the Corporation shall also be bound to redeem such shares as described herein. If at any time, any holders of any other series of Preferred Stock or Common Stock of the Corporation have elected to have any of their shares redeemed at the same time as outstanding shares of Series B Preferred Stock are required to be redeemed hereunder, the Corporation shall pay the applicable Redemption Price (as provided for in Section 7(b)) on shares of Series B Preferred Stock prior to any other payment on or redemption of the Corporation's other classes of capital stock, including any other series of Preferred Stock or Common Stock.
                  (b) Redemption Price. The redemption price per share of Series B Preferred Stock (the "Redemption Price") shall be equal to the greater of (A) the Liquidation Preference thereof as described in Section 4(a) and (B) 120% of the then current fair market value per share, as determined in accordance with
Section 6(d) above as of the applicable Redemption Date, plus all accrued and unpaid dividends thereon.
                  (c) Insufficient Funds. If the Corporation on any Redemption Date does not have sufficient funds legally available to redeem the shares of Series B Preferred Stock for which redemption is required pursuant to Section

7(a) hereof, then it shall, prior to redeeming any other series or class of the Company's Preferred Stock or Common Stock, to the maximum lawful extent redeem such shares of Series B Preferred Stock on a pro rata basis among the Series B Preferred Stock stockholders in proportion to the number of shares held by each of them, and shall redeem the remaining shares to be redeemed as soon as sufficient funds are legally available.
                  (d) Mechanics of Redemption. Each holder of outstanding shares of Series B Preferred Stock shall promptly surrender the certificate or certificates (or affidavit(s) of loss thereof) representing such shares to the Corporation at the Corporation's principal executive office, and thereupon the Corporation shall pay the portion of the Redemption Price for such shares to be paid as described in Section 7(a) hereof in immediately available funds, by wire transfer to an account designated by the holder of such shares or by certified or bank check payable to the order of such holder. Each stock certificate surrendered for redemption shall be canceled and retired.
                  (e) Ranking. At no time shall the Corporation redeem shares of any other series of Preferred Stock of the Corporation or pay the applicable redemption price for or make any other payment on shares of any other series of Preferred Stock of the Corporation to holders of such other series of Preferred Stock so long as any shares of Series B Preferred Stock are outstanding and have not been redeemed.
         8. Adjustments for Stock Splits, Etc. Wherever in this Certificate there is a reference to a specific number of shares of Common Stock or Series B Preferred Stock of the Corporation of any class or series, then, upon the occurrence of any subdivision, combination or stock dividend of such class or series of stock, the specific number of shares so referenced in this Certificate shall automatically be proportionally adjusted to reflect the effect on the outstanding shares of such class or series of stock by such subdivision, combination or stock dividend.
         9. No Reissuance of Preferred Stock. No share or shares of Series B Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be canceled, retired and eliminated from the shares which the Corporation shall be authorized to issue.

E.       SERIES C CONVERTIBLE PREFERRED STOCK

         1. Number of Shares. The series of Preferred Stock designated and know as "Series C Convertible Preferred Stock" shall consist of One Million Five Hundred Fifty Thousand One Hundred Twelve (1,550,112) shares of Preferred Stock with par value per share of One-Tenth of One Cent ($0.001) shares.
         2. Definitions. For purposes of this resolution, the following definitions shall apply:
                  (a) "Board" shall mean the Board of Directors of the Corporation.
                  (b) "Common Stock" shall mean the Common Stock, $0.001 par value per share, of the Corporation.
                  (c) "Common Stock Dividend" shall mean a stock dividend declared and paid on the Common Stock that is payable in shares of Common Stock.
                  (d) "Distribution" shall mean the transfer of cash or property by the Corporation to one or more of its stockholders without consideration regardless of whether such transfer is in the form of a dividend or otherwise (except a dividend in shares of Corporation's stock), but not including Permitted Repurchases (as defined below).

                  (e) "Dividend Rate" shall mean $.11 per share, which is eight percent (8%) of the Original Issue Price (as defined below) per share per annum for the Series C Preferred Stock (as defined below).
                  (f) "Original Issue Date" shall mean the date on which the first share of Series C Preferred Stock is issued by the Corporation.
                  (g) "Original Issue Price" shall mean $1.376 per share for the Series C Preferred Stock.
                  (h) "Permitted Repurchases" shall mean the repurchase by the Corporation of shares of Common Stock held by employees, officers, directors, consultants, independent contractors, advisors, or other persons performing services for the Corporation or a Subsidiary (as defined below) that are subject to a stockholders agreement, a stock vesting agreement, restricted stock purchase agreements or stock option agreements under which the Corporation has the option to repurchase such shares: (i) at such holder's cost, upon the occurrence of certain events, such as the termination of employment or services or (ii) at any price pursuant to the Corporation's exercise of a right of first refusal to repurchase such shares.
                  (i) "Series C Preferred Stock" shall mean the Series C Convertible Preferred Stock, $0.001 par value per share, of the Corporation.
                  (j) "Subsidiary" shall mean any corporation of which at least fifty percent (50%) of the outstanding voting stock is at the time owned directly or indirectly by the Corporation or by one or more of such subsidiary corporations.
         3.       Dividend Rights.
                  (a) Dividend Preference. The holders of issued and outstanding Series C Preferred Stock shall be entitled to receive, out of any funds and assets of the Corporation legally available therefor, cumulative dividends at the annual Dividend Rate for the Series C Preferred Stock, (i) pari passu with the holders of any issued and outstanding shares of the Corporation's Series A Convertible Preferred Stock (the "Series A Preferred Stock") and the holders of any issued and outstanding shares of the Corporation's Series B Convertible Preferred Stock (the "Series B Preferred Stock"), the rights, preferences, privileges and restrictions of which are set forth in Sections 4.C and 4.D of Article FOURTH of this Restated Certificate of Incorporation, and (ii) prior and in preference to the payment of any dividend or other Distribution on the Common Stock or any class or series of capital stock hereafter created unless, with the consent of the holders of Series C Preferred Stock obtained pursuant to Section 5(d) below, such class or series of capital stock specifically, by its terms, is senior to or pari passu with the Series C Stock. Such dividends shall accrue on each share of Series C Preferred Stock from the date on which such share of Series C Preferred Stock is issued by the Corporation, and shall accrue from day-to-day until paid, whether earned or declared. Unless the full amount of any accrued and unpaid cumulative dividends accrued on the Series C Preferred Stock shall have been paid or declared in full and a sum sufficient for the payment thereof reserved and set apart, no dividend shall be paid or declared, and no Distribution shall be made, on any Common Stock; provided, however, that this restriction shall not apply to Permitted Repurchases. All dividends declared by the Board at its discretion shall be paid at holder's election, either in cash or in shares of Common Stock, and if paid in Common Stock at a price per share equal to the then-current Conversion Price of the Series C Preferred Stock. Each holder shall be deemed to have elected to receive dividends in Common Stock;

provided, that a holder may elect to receive dividends in cash, or to change any previous election to receive dividends in cash or Common Stock, at any time on thirty (30) days' written notice.

                  (b) Participation Rights. If, after dividends in the full preferential amount specified in this Section 3 for the Series C Preferred Stock have been paid or declared and set apart in any calendar year of the Corporation, then any additional dividends declared by the Board out of funds legally available therefor in that calendar year, shall be declared among the holders of the then outstanding Common Stock, Series A Convertible Preferred Stock, Series C Preferred Stock , Series B Preferred Stock and any other capital stock entitled to receive dividends, pro rata according to the number of shares of Common Stock held by such holders, where, for this purpose, holders of shares of convertible securities will be deemed to hold (in lieu of their convertible securities) the greatest whole number of shares of Common Stock then issuable upon conversion in full of such convertible securities.
                  (c) Non-Cash Dividends. Whenever a dividend provided for in this Section 2 shall be payable in property other than cash, the value of such dividend or Distribution shall be deemed to be the fair market value of such property as determined in good faith by the Board.
                  (d) Payment on Conversion. If the Corporation shall have any accrued and unpaid dividends with respect to any Series C Preferred Stock, then immediately prior to, and upon a conversion of any of the Series C Preferred Stock as provided in Section 6, the Corporation shall, subject to the legal availability of funds and assets therefor, pay in cash or Common Stock (valued at the then-current Conversion Price) (or a combination thereof), at the election of the holder of the shares of Series C Preferred Stock being converted, the full amount of any dividends accrued and unpaid on such shares.
         4. Liquidation Rights. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the funds and assets of the Corporation that may be legally distributed to the Corporation's stockholders (the "Available Funds and Assets"), shall be distributed to stockholders in the following manner:
                  (a) Liquidation Preferences. The holders of each share of Series C Preferred Stock then outstanding shall be entitled to be paid, out of the Available Funds and Assets, an amount per share equal to the Original Issue Price of the Series C Preferred Stock, plus all accrued but unpaid dividends thereon, pari passu with the Series A Preferred Stock and the Series B Preferred Stock and prior and in preference to any payment or distribution (or any setting apart of any payment or distribution), of any Available Funds and Assets on any shares of the Common Stock, or any class or series of capital stock hereafter created unless, with the consent of the holders of Series C Preferred Stock obtained pursuant to Section 5(d) below, such class or series of capital stock specifically, by its terms, is senior to or pari passu with the Series C Stock. If upon any liquidation, dissolution or winding up of the Corporation the Available Funds and Assets shall be insufficient to permit the payment to holders of the Series C Preferred Stock of their full preferential amounts described in this subsection, then all the remaining Available Funds and Assets shall be distributed among the holders of the then outstanding Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, and any other securities ranking pari passu therewith, pro rata in proportion to the amount of stock owned by such holder on an as converted basis.
                  (b) Pro Rata Participation Rights. If there are any Available Funds and Assets remaining after the payment or distribution (or the setting aside for payment or distribution) (i) to the holders of the Series C Preferred

Stock of their full preferential amounts described above in this Section 4 and
(ii) to the holders of the Series A Preferred Stock and Series B Preferred Stock of their full preferential amounts described in Section 4.C and Section 4.D of Article FOURTH of this Restated Certificate of Incorporation, then the entire remaining Available Funds and Assets, if any, shall be distributed among the holders of the then outstanding Common Stock, Series A Preferred Stock, Series C Preferred Stock, Series B Preferred Stock and any other capital stock pro rata according to the number of shares of Common Stock held by such holders, where, for this purpose, holders of convertible securities will be deemed to hold (in lieu of their convertible securities) the greatest whole number of shares of Common Stock then issuable upon conversion in full of such convertible securities pursuant to Section 6.
                  (c) Merger or Sale of Assets. A (i) consolidation or merger of the Corporation with or into any other corporation or corporations in which the holders of the Corporation's outstanding shares immediately before such consolidation or merger do not, immediately after such consolidation or merger, retain stock representing a majority of the voting power of the surviving corporation of such consolidation or merger; and (ii) a sale of all or substantially all of the assets of the Corporation, shall each be deemed to be a liquidation, dissolution or winding up of the Corporation as those terms are used in this Section 4. Notwithstanding anything to the contrary contained in the preceding sentence, by vote or written consent of the holders of a majority of the Series C Preferred Stock then outstanding, such holders may waive the right to treat any of the foregoing events as a deemed liquidation.
                  (d) Non-Cash Consideration. If any assets of the Corporation distributed to stockholders in connection with any liquidation, dissolution, or winding up of the Corporation are other than cash, then the value of such assets shall be their fair market value as reasonably determined by the Board in good faith, except that any securities to be distributed to stockholders in a liquidation, dissolution, or winding up of the Corporation shall be valued as follows:
                           (1) The method of valuation of securities not subject
to investment letter or other similar restrictions on free marketability shall be as follows:
                                    (i) if the securities are then traded on a
national securities exchange or the NASDAQ National Market System (or a similar national quotation system), then the value shall be deemed to be the average of the closing prices of the securities on such exchange or system over the 30-day period ending three (3) days prior to the distribution; and
                                    (ii) if actively traded over-the-counter,
then the value shall be deemed to be the average of the closing bid prices over the 30-day period ending three (3) days prior to the closing of such merger, consolidation or sale; and
                                    (iii) if there is no active public market,
then the value shall be the fair market value thereof, as determined in good faith by the Board.
                           (2) The method of valuation of securities subject to
investment letter or other restrictions on free marketability shall be to make an appropriate discount from the market value determined as above in Section 4(d)(1)(i),(ii) or (iii) to reflect the approximate fair market value thereof, as reasonably determined in good faith by the Board.
         5.       Voting Rights.
                  (a) General. Each holder of shares of Series C Preferred Stock shall be entitled to the number of votes equal to the number of whole shares of Common Stock into which such shares of Series C Preferred Stock could be converted pursuant to the provisions of Section 6 below at the record date for the determination of the stockholders entitled to vote on such matters or, if no such record date is established, the date such vote is taken or any written consent of stockholders is solicited; provided that, if at any time their shall be no shares of Series B Preferred Stock outstanding and, at such time, if the aggregate votes to be cast by the Series C Preferred Stock, together with all shares of Common StockSeries A Preferred Stock which the holders of the Series C Preferred Stock are entitled to vote, is less than 25% of all votes entitled to be cast in any matter submitted to the Company's stockholders for a vote, then the Series C Preferred Stock shall be entitled in the aggregate to that number of additional votes which will entitle the holders of the Series C Preferred Stock to vote 25% of all votes entitled to be cast in any such matter. Such additional votes shall be allocated to the holders of the Series C Preferred Stock on a pro rata basis based on the number of shares of Series C Preferred Stock held by each holder. Subject to the foregoing provisions of this Section 5, each holder of Series C Preferred Stock shall have full voting rights and powers equal to the voting rights and powers of the holders of the Series A Preferred Stock, Series B Preferred Stock and the Common Stock, and shall be entitled to notice of any stockholders' meeting in accordance with the bylaws of the Corporation (as in effect at the time in question) and applicable law, and shall be entitled to vote, together with the holders of Series A Preferred Stock, the Series B Preferred Stock and the Common Stock, with respect to any question upon which holders of Common Stock have the right to vote, except as may otherwise be provided by applicable law. Except as otherwise expressly provided herein or as required by law, the holders of the Series C Preferred Stock, the holders of the Series A Preferred Stock, the holders of the Series B Preferred Stock and the holders of Common Stock shall vote together and not as separate classes.
                  (b)      Board of Directors; Elections; Meetings

                           (1) Board Size. As of the Original Issue Date, the
authorized number of directors of the Corporation's Board shall be five (5). The Corporation shall not alter the authorized number of directors in its Certificate of Incorporation, Bylaws or otherwise, without first obtaining the written consent or the affirmative vote at a meeting of the holders of at least a majority of the then outstanding shares of the Series B C Preferred Stock, consenting or voting (as the case may be) separately as a class.
                           (2) Election. So long as any shares of Series C
Preferred Stock remain outstanding, the holders of the Series C Preferred Stock, voting together with the holders of any outstanding shares of the Series B Preferred Stock, exclusive of all other stockholders, shall be entitled to elect one director of the Corporation (the "Series B&C Designee"). The right to appoint the Series B&C Designee shall be in addition to any right that any holder of the Series A Preferred Stock may have, pursuant to an Investor Rights Agreement with the Corporation dated November 23, 1999, to elect a director of the Corporation. The holders of the Common Stock, the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock, voting together as a single class, shall be entitled to elect the remaining directors.
                           (3) Special Meetings. Notwithstanding anything to the
contrary contained in the Bylaws of the Corporation, (i) the Series B&C Designee, or (ii) the holders of at least fifty percent (50%) of the Series C Preferred Stock then outstanding, shall be entitled to call a special meeting of the Board of Directors or stockholders of the Corporation on such notice as is required by the Bylaws of the Corporation for special meetings.
                           (4) Quarterly Meeting. The Board of Directors shall
be required to meet at least once each calendar quarter at a location and time that is convenient to all Directors.

                           (5) Committee Appointments. The holders of the Series
C Preferred Stock shall have the right, in their sole discretion, to appoint the Series B&C Designee to each of the Executive and Audit Committees of the Board of Directors, if and when constituted.
                  (c) Termination. Notwithstanding anything in Section 5 to the contrary, the provisions of Section 5(a) and Section 5(b) shall cease to be of any further force or effect upon the consummation of a Qualifying IPO (as defined in Section 6(b)(1) below).
                  (d) Special Voting Rights. So long as any shares of Series C Preferred Stock are issued and outstanding, the Corporation shall not, without the approval, by vote or written consent, of the holders of a majority of the Series C Preferred Stock then outstanding, voting as a separate series:
                           (1) amend its Certificate of Incorporation in any
manner that would alter or change any of the rights, preferences, privileges or restrictions of the Series C Preferred Stock;
                           (2) reclassify any outstanding shares of securities
of the Corporation into shares having rights, preferences or privileges senior or on a parity with the Series C Preferred Stock;
                           (3) authorize or issue any additional Series C
Preferred Stock or any other stock having rights or preferences senior or on a parity with the Series C Preferred Stock;
                           (4) merge or consolidate with or into any
corporation;
                           (5) sell all or substantially all the Corporation's
assets in a single transaction or series of related transactions;
                           (6) liquidate or dissolve; or
                           (7) amend the Corporation's Bylaws to alter any
rights of the holders of the Series C Preferred Stock.

         6. Conversion Rights. The outstanding shares of Series C Preferred Stock shall be convertible into Common Stock as follows:
                  (a)      Optional Conversion.
                           (1) At the option of the holder thereof, each share
of Series C Preferred Stock shall be convertible, at any time or from time to time prior to the close of business on the business day before any date fixed for automatic conversion of such shares pursuant to Section 6(b), into fully paid and nonassessable shares of Common Stock as provided herein.
                           (2) Each holder of Series C Preferred Stock who
elects to convert the same into shares of Common Stock shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or any transfer agent for the Series C Preferred Stock or Common Stock, and shall give written notice to the Corporation at such office that such holder elects to convert the same and shall state therein the number of shares of Series C Preferred Stock being converted. Thereupon, the Corporation shall promptly issue and deliver at such office to such holder a certificate or certificates for the number of shares of Common Stock to which such holder is entitled upon such conversion. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the certificate or certificates representing the shares of Series C Preferred Stock to be converted, and the person entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock on such date.

                  (b)      Automatic Conversion.
                           (1) Each share of Series C Preferred Stock shall
automatically be converted into fully paid and nonassessable shares of Common Stock, as provided herein, (i) immediately prior to the closing of the Corporation's first underwritten public offering pursuant to an effective registration statement filed under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Corporation in which the aggregate gross proceeds received (before deduction of underwriters' discounts and commissions) equals or exceeds $20,000,000 at a price of not less than $6.00 per share (as adjusted for any Common Stock Event as hereinafter defined) (a "Qualifying IPO"); or (ii) upon the Corporation's receipt of the written consent of the holders of not less than a majority of the then outstanding shares of Series C Preferred Stock to the conversion of all then outstanding Series C Preferred Stock under this Section 6.
                           (2) Upon the occurrence of any event specified in
Section 6(b)(1) above, the outstanding shares of Series C Preferred Stock shall be converted into Common Stock automatically without the need for any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; provided, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless the certificates evidencing such shares of Series C Preferred Stock are either delivered to the Corporation or its transfer agent as provided below, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates. Upon the occurrence of such automatic conversion of the Series C Preferred Stock, the holders of Series C Preferred Stock shall surrender the certificates representing such shares at the office of the Corporation or any transfer agent for the Series C Preferred Stock or Common Stock. Thereupon, there shall be issued and delivered to such holder promptly at such office and in its name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of shares of Common Stock into which the shares of Series C Preferred Stock surrendered were convertible on the date on which such automatic conversion occurred.
                  (c) Conversion Price. Each share of Series C Preferred Stock shall be convertible in accordance with Section 6(a) or Section 6(b) above into the number of shares of Common Stock which results from dividing the Original Issue Price for such share of Series C Preferred Stock by the conversion price for such series of Preferred Stock that is in effect at the time of conversion (the "Conversion Price"). The initial Conversion Price for the Series C Preferred Stock shall be an amount equal to (i) if the Corporation closes on a subsequent round of financing for aggregate proceeds in excess of two million dollars ($2,000,000) (a "Subsequent Financing") within three (3) months following the Original Issue Date, that amount that represents a twenty percent (20%) discount from the conversion price per share of Common Stock of the securities issued in the Subsequent Financing, and (ii) if the Corporation does not close on a Subsequent Financing within such three (3) month period, an amount equal to the Original Issue Price for the Series C Preferred Stock. The Conversion Price shall be subject to adjustment from time to time as provided below.
                  (d) Adjustment Upon Common Stock Event. Upon the happening of a Common Stock Event (as hereinafter defined), the Conversion Price of the Series C Preferred Stock shall, simultaneously with the happening of such Common Stock Event, be adjusted by multiplying the Conversion Price of the Series C Preferred Stock in effect immediately prior to such Common Stock Event by a fraction, (i) the numerator of which shall be the number of shares of Common Stock issued and outstanding immediately prior to such Common Stock Event, and
(ii) the denominator of which shall be the number of shares of Common Stock issued and outstanding immediately after such Common Stock Event, and the product so obtained shall thereafter be the Conversion Price for the Series C Preferred Stock. The Conversion Price for a series of Preferred Stock shall be readjusted in the same manner upon the happening of each subsequent Common Stock Event. As used herein, the term "Common Stock Event" shall mean (i) the issue by the Corporation of additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock, (ii) a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock, or (iii) a combination of the outstanding shares of Common Stock into a smaller number of shares of Common Stock.
                  (e) Adjustments for Other Dividends and Distributions. If at any time or from time to time after the Original Issue Date the Corporation pays a dividend (other than any pro rata dividend paid in accordance with Section 3(b)) or makes another distribution to the holders of the Common Stock payable in securities of the Corporation other than shares of Common Stock, then in each such event provision shall be made so that the holders of the Series C Preferred Stock shall receive upon conversion thereof, in addition to the number of shares of Common Stock receivable upon conversion thereof, the amount of securities of the Corporation which they would have received had their Series C Preferred Stock been converted into Common Stock on the date of such event (or such record date, as applicable) and had they thereafter, during the period from the date of such event (or such record date, as applicable) to and including the conversion date, retained such securities receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this Section 6 with respect to the rights of the holders of the Series C Preferred Stock or with respect to such other securities by their terms.
                  (f) Adjustment for Merger or Reorganization or Sale of Assets. In case of any consolidation or merger of the Corporation with or into another corporation (other than a subsidiary of the Corporation) or the sale of all or substantially all of the assets of the Corporation to another corporation (other than a subsidiary of the Corporation), each share of Series C Preferred Stock shall thereafter be convertible into the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such Series C Preferred Stock would have been entitled upon such consolidation, merger or sale.
                  (g) Adjustment for Reclassification, Exchange and Substitution. If at any time or from time to time after the Original Issue Date the Common Stock issuable upon the conversion of the Series C Preferred Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than by a Common Stock Event or a stock dividend, reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section 5), then in any such event each holder of Series C Preferred Stock shall have the right thereafter to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change by holders of the number of shares of Common Stock into which such shares of Series C Preferred Stock could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

                  (h)      Sale of Shares Below Conversion Price.
                           (1) Adjustment Formula. If at any time or from time
to time after the Original Issue Date the Corporation issues or sells, or is deemed by the provisions of this Section 6(h) to have issued or sold, Additional Shares of Common Stock (as hereinafter defined), otherwise than in connection with a Common Stock Event as provided in Section 6(d), a dividend or distribution as provided in Section 6(e), a merger or reorganization or sale of assets as provided in Section 6(f) or a recapitalization, reclassification or other change as provided in Section 6(g), for an Effective Price (as hereinafter defined) that is less than the Conversion Price for the Series C Preferred Stock in effect immediately prior to such issue or sale, then, and in each such case, the Conversion Price for the Series C Preferred Stock shall be reduced, as of the close of business on the date of such issue or sale, (i) if at any time prior to the second anniversary of the Original Issue Date, to the Effective Price at which such Additional Shares of Common Stock are so issued or sold, and
(ii) if thereafter, to a new Conversion Price determined pursuant to the following formula:

                           ACP   =          (CS/OxCP)+AC
                                             -----------
                                                 CS/I

                           ACP   =          Adjusted Conversion Price.

                           CS/O  =          Number of shares of Common Stock
                                            outstanding immediately prior to the
                                            issuance of Additional Shares of
                                            Common Stock.

                           CP    =          Conversion Price in effect
                                            immediately prior to the issuance of
                                            Additional Shares of Common Stock.

                           AC    =          Aggregate Consideration Received (as
                                            defined below) from the issuance of
                                            Additional Shares of Common Stock.

                           CS/I  =          Number of shares of Common Stock
                                            outstanding and deemed outstanding
                                            immediately following the issuance
                                            of Additional Shares of Common
                                            Stock.

                           (2) Certain Definitions. For the purpose of making
any adjustment required under this Section 6(g):
                                    (i) "Additional Shares of Common Stock"
shall mean all shares of Common Stock issued by the Corporation, whether or not subsequently reacquired or retired by the Corporation, other than: (A) shares of Common Stock issued or issuable upon conversion of Series C Preferred Stock or the Series A Preferred Stock or the Series B Preferred Stock; and (B) up to 1,398,000 shares of Common Stock (or options, warrants or rights therefor) issued or issuable to employees, officers, or directors of, or contractors, consultants or advisers to, the Corporation pursuant to the Corporation's 1999 Stock Award and Option Plan; provided that the number of shares issued or issuable under the 1999 Stock Award and Option Plan shall be calculated net of any repurchases by the Corporation of shares issued thereunder and net of any such expired or terminated options, warrants or rights and to be proportionally adjusted to reflect any subsequent Common Stock Event);

                                    (ii) "Aggregate Consideration Received" by
the Corporation for any issue or sale (or deemed issue or sale), of securities shall (A) to the extent it consists of cash, be computed at the gross amount of cash received by the Corporation before deduction of any underwriting or similar commissions, compensation or concessions paid or allowed by the Corporation in connection with such issue or sale and without deduction of any expenses payable by the Corporation; (B) to the extent it consists of property other than cash, be computed at the fair value of that property as determined in good faith by the Board (with the consent of the Series B&C Designee, which shall not be unreasonably withheld); and (C) if Additional Shares of Common Stock, Convertible Securities or Rights or Options to purchase either Additional Shares of Common Stock or Convertible Securities are issued or sold together with other stock or securities or other assets of the Corporation for a consideration which covers both, be computed as the portion of the consideration so received that may be reasonably determined in good faith by the Board with the consent of the Series B&C Designee, which consent shall not be unreasonably withheld, to be allocable to such Additional Shares of Common Stock, Convertible Securities or Rights or Options.
                                    (iii) "Convertible Securities" shall mean
stock or other securities convertible into or exchangeable for shares of Common Stock.
                                    (iv) "Effective Price" of Additional Shares
of Common Stock shall mean the quotient determined by dividing the total number of Additional Shares of Common Stock issued or sold, or deemed to have been issued or sold, by the Corporation under this Section 6(h), into the Aggregate Consideration Received, or deemed to have been received, by the Corporation under this Section 6(h), for the issue of such Additional Shares of Common Stock; and
                                    (v) "Rights or Options" shall mean warrants,
options or other rights to purchase or acquire shares of Common Stock or Convertible Securities.
                           (3) Deemed Issuances. For the purpose of making any
adjustment to the Conversion Price of the Series C Preferred Stock required under this Section 6(h), if the Corporation issues or sells any Rights or Options or Convertible Securities and if the Effective Price of the shares of Common Stock issuable upon exercise of such Rights or Options and/or the conversion or exchange of Convertible Securities (computed without reference to any additional or similar protective or antidilution clauses), is less than the Conversion Price then in effect for the Series C Preferred Stock, then the Corporation shall be deemed to have issued, at the time of the issuance of such Rights, Options or Convertible Securities, that number of Additional Shares of Common Stock that is equal to the maximum number of shares of Common Stock issuable upon exercise or conversion of such Rights, Options or Convertible Securities upon their issuance and to have received, as the Aggregate Consideration Received for the issuance of such shares, an amount equal to the total amount of the consideration, if any, received by the Corporation for the issuance of such Rights or Options or Convertible Securities, plus, in the case of such Rights or Options, the minimum amounts of consideration, if any, payable to the Corporation upon the exercise in full of such Rights or Options, plus, in the case of Convertible Securities, the minimum amounts of consideration, if any, payable to the Corporation (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) upon the conversion or exchange thereof; provided that:
                                    (i) if the minimum amounts of such
consideration cannot be ascertained, but are a function of antidilution or similar protective clauses, then the Corporation shall be deemed to have received the minimum amounts of consideration without reference to such clauses;
                                    (ii) if the minimum amount of consideration
payable to the Corporation upon the exercise of Rights or Options or the conversion or exchange of Convertible Securities is reduced over time or upon the occurrence or non-occurrence of specified events other than by reason of antidilution or similar protective adjustments, then the Effective Price shall be recalculated using the figure to which such minimum amount of consideration is reduced; and
                                    (iii) if the minimum amount of consideration
payable to the Corporation upon the exercise of such Rights or Options or the conversion or exchange of Convertible Securities is subsequently increased, then the Effective Price shall again be recalculated using the increased minimum amount of consideration payable to the Corporation upon the exercise of such Rights or Options or the conversion or exchange of such Convertible Securities. No further adjustment of the Conversion Price, adjusted upon the issuance of such Rights or Options or Convertible Securities, shall be made as a result of the actual issuance of shares of Common Stock on the exercise of any such Rights or Options or the conversion or exchange of any such Convertible Securities. If any such Rights or Options or the conversion rights represented by any such Convertible Securities shall expire without having been fully exercised, then the Conversion Price as adjusted upon the issuance of such Rights or Options or Convertible Securities shall be readjusted to the Conversion Price which would have been in effect had an adjustment been made on the basis that the only shares of Common Stock so issued were the shares of Common Stock, if any, that were actually issued or sold on the exercise of such Rights or Options or rights of conversion or exchange of such Convertible Securities, and such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Corporation upon such exercise, plus the consideration, if any, actually received by the Corporation for the granting of all such Rights or Options, whether or not exercised, plus the consideration received for issuing or selling all such Convertible Securities actually converted or exchanged, plus the consideration, if any, actually received by the Corporation (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) on the conversion or exchange of such Convertible Securities, provided that such readjustment shall not apply to prior conversions of Preferred Stock.
                  (i) Certificate of Adjustment. In each case of an adjustment or readjustment of the Conversion Price for the Series C Preferred Stock, the Corporation, at its expense, shall cause its Chief Financial Officer to compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to each registered holder of the Series C Preferred Stock at the holder's address as shown in the Corporation's books.
                  (j) Fractional Shares. No fractional shares of Common Stock shall be issued upon any conversion of the Series C Preferred Stock. In lieu of any fractional share to which the holder would otherwise be entitled, the Corporation shall pay the holder cash equal to the product of such fraction multiplied by the Common Stock's fair market value as determined in good faith by the Board as of the date of conversion.
                  (k) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series C Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series C Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series C Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.
                  (l) Notices. Any notice required by the provisions of this
Section 5 to be given to the holders of shares of the Series C Preferred Stock shall be deemed given upon the earlier of actual receipt or deposit in the United States mail, by certified or registered mail, return receipt requested, postage prepaid, addressed to each holder of record at the address of such holder appearing on the books of the Corporation.
                  (m) No Impairment. The Corporation shall not avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but shall at all times in good faith assist in carrying out all such action as may be reasonably necessary or appropriate in order to protect the conversion rights of the holders of the Series C Preferred Stock against impairment.
         7.       Redemption.
                  (a) Redemption Request. If on and as of the fourth anniversary of the initial issuance date of the Series C Preferred Stock, the Company has not completed a Qualifying IPO, then holders of eighty percent (80%) of the outstanding shares of Series C Preferred Stock may request redemption of all, but not less than all, of the outstanding shares of Series C Preferred Stock by giving not less than sixty (60) days prior written notice (a "Redemption Notice") to the Corporation specifying the number of shares held by such holder. (The date upon which such notice is provided to the Corporation is referred to herein as a "Redemption Notice Date.") Upon receipt of a Redemption Notice, the Corporation shall send a copy of the Redemption Notice to each other holder of shares of Series C Preferred Stock, and each such other holder shall then be bound by the decision of the holders of eighty percent (80%) of the outstanding shares of Series C Preferred Stock that all, but not less than all, of the outstanding shares of Series C Preferred Stock be redeemed. The Corporation shall redeem at the Redemption Price (as provided for in Section 7(b) below) all outstanding shares of Series C Preferred Stock on the date fixed for redemption as set forth in the Redemption Notice (the "Redemption Date"). Each holder of outstanding shares of Series C Preferred Stock shall be bound to redeem such shares as described in this Section 6(a) and such Redemption Notice (except as otherwise set forth in this Restated Certificate of Incorporation) and the Corporation shall also be bound to redeem such shares as described herein. If at any time, any holders of any other series of Preferred Stock or Common Stock of the Corporation have elected to have any of their shares redeemed at the same time as outstanding shares of Series C Preferred Stock are required to be redeemed hereunder, the Corporation shall pay the applicable Redemption Price (as provided for in Section 7(b)) on shares of Series C Preferred Stock prior to any other payment on or redemption of the Corporation's other classes of capital stock, including any other series of Preferred Stock or Common Stock.
                  (b) Redemption Price. The redemption price per share of Series C Preferred Stock (the "Redemption Price") shall be equal to the greater of (A) the Liquidation Preference thereof as described in Section 4(a) and (B) 120% of the then current fair market value per share, as determined in accordance with
Section 6(d) above as of the applicable Redemption Date, plus all accrued and unpaid dividends thereon.

                  (c) Insufficient Funds. If the Corporation on any Redemption Date does not have sufficient funds legally available to redeem the shares of Series C Preferred Stock for which redemption is required pursuant to Section 7(a) hereof, then it shall, prior to redeeming any other series or class of the Company's Preferred Stock or Common Stock, to the maximum lawful extent redeem such shares of Series C Preferred Stock on a pro rata basis among the Series C Preferred Stock stockholders in proportion to the number of shares held by each of them, and shall redeem the remaining shares to be redeemed as soon as sufficient funds are legally available.
                  (d) Mechanics of Redemption. Each holder of outstanding shares of Series C Preferred Stock shall promptly surrender the certificate or certificates (or affidavit(s) of loss thereof) representing such shares to the Corporation at the Corporation's principal executive office, and thereupon the Corporation shall pay the portion of the Redemption Price for such shares to be paid as described in Section 7(a) hereof in immediately available funds, by wire transfer to an account designated by the holder of such shares or by certified or bank check payable to the order of such holder. Each stock certificate surrendered for redemption shall be canceled and retired.
                  (e) Ranking. At no time shall the Corporation redeem shares of any other series of Preferred Stock of the Corporation or pay the applicable redemption price for or make any other payment on shares of any other series of Preferred Stock of the Corporation to holders of such other series of Preferred Stock so long as any shares of Series C Preferred Stock are outstanding and have not been redeemed.
         8. Adjustments for Stock Splits, Etc. Wherever in this Certificate there is a reference to a specific number of shares of Common Stock or Series C Preferred Stock of the Corporation of any class or series, then, upon the occurrence of any subdivision, combination or stock dividend of such class or series of stock, the specific number of shares so referenced in this Certificate shall automatically be proportionally adjusted to reflect the effect on the outstanding shares of such class or series of stock by such subdivision, combination or stock dividend.
         9. No Reissuance of Preferred Stock. No share or shares of Series C Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be canceled, retired and eliminated from the shares which the Corporation shall be authorized to issue.



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